UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


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                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)     July 24, 1995
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                                 NEWELL CO.
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           (Exact name of registrant as specified in its charter)




        Delaware                 1-9608            36-3514169
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   (State or other            (Commission         (IRS Employer
   jurisdiction of            File Number)        Identification No.)




             29 East Stephenson Street, Freeport, Illinois 61032
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             (Address of principal executive offices)   (Zip Code)




   Registrant's telephone number, including area code (815) 235-4171
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   Item 5.   Other Events.

             Newell Co. issued a news release dated July 24, 1995 announcing its results for the second quarter and the six months ended June 30, 1995. A copy of the news release is attached as Exhibit 99.

   Item 7.   Financial Statements, Pro Forma Financial Information and
             Exhibits.

             (c)  Exhibits.

                  (99) News Release dated July 24, 1995.







































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                                 SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      NEWELL CO.
                                        (Registrant)






                                      /s/ William T. Alldredge
   Date:  August 10, 1995        By: --------------------------
                                      William T. Alldredge
                                      Vice President -- Finance
























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                                EXHIBIT INDEX


   Exhibit
     No.                    Description
   -------                  -----------


      99               News Release dated July 24, 1995










































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